Exhibit 99.1

JDS UNIPHASE ANNOUNCES 2005 SECOND QUARTER RESULTS

San Jose, California, January 26, 2005 - JDS Uniphase Corporation (NASDAQ: JDSU and TSX: JDU) today reported results for the second quarter ended December 31, 2004.

Net revenue for the second quarter was $180.5 million, and net loss was $43.5 million, or $0.03 per share. This compares to net revenue of $194.5 million and a net loss of $36.0 million, or $0.02 per share, reported in the first quarter of fiscal 2005, and to net revenue of $152.6 million, and a net loss of $58.5 million, or $0.04 per share, for the second quarter of fiscal 2004.

On a non-GAAP basis, net loss in the second quarter was $31.1 million, or $0.02 per share, as compared to a non-GAAP net loss of $14.1 million, or $0.01 per share, in the first quarter of fiscal 2005, and to a non-GAAP net loss of $19.3 million, or $0.01 per share, in the second quarter of fiscal 2004.

On a non-GAAP EBITDA basis (non-GAAP earnings before interest, taxes, depreciation and amortization), net loss was $25.7 million for the quarter ended December 31, 2004, as compared to a net loss of $5.9 million in the first quarter of fiscal 2005, and to a net loss of $14.7 million in the second quarter of fiscal 2004.

Use of Non-GAAP Financial Measures
The Company provides non-GAAP financial information in order to provide meaningful supplemental information regarding its operational performance and to enhance its investors’ overall understanding of its core current financial performance and its prospects for the future. The Company believes that its investors benefit from seeing its results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and

JDS Uniphase Corporation

enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results.

We believe non-GAAP information provides greater transparency to supplemental information used by management in its financial and operational decision-making. Historically, the Company has reported similar non-GAAP information to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and realignment charges, reductions in long-lived assets, reductions in the fair value of investments, gains on sales of investments, losses on equity method investments and amortization, that may have a material effect on the Company’s earnings and earnings per share calculated in accordance with GAAP. Management monitors these excluded items to ensure that expenses are in line with management’s expectations and that the Company’s GAAP results are correctly stated, but does not use them to measure the ongoing operating performance of the Company. A detailed reconciliation is at the end of this press release.

Financial Overview — Second Quarter Ended December 31, 2004

•	Communications Products Group net revenue at $106.7 million was up slightly from last quarter and represented 59% of net revenue. Commercial and Consumer Products Group net revenue declined 17% sequentially, and represented $73.8 million, or 41% of net revenue.

•	On a geographic basis, net revenue from North American customers represented 68% of net revenue. European and Asia-Pacific customers represented 18% and 14% of net revenue, respectively.

•	GAAP gross margin was 16.5% of net revenue, and non-GAAP gross margin was 16.8% of net revenue.

•	GAAP operating expenses were $76.5 million, representing 42.4% of net revenue. Non-GAAP operating expenses were $66.1 million, or 36.6% of net revenue.

JDS Uniphase Corporation

•	The Company held $1,416.4 million in cash, cash equivalents and short-term investments at the end of the second quarter, of which approximately $1,362.4 million was cash, money market and other highly liquid fixed income securities. The Company used approximately $33.4 million in cash from operations, including $25.6 million used for restructuring and realignment payments. Investment related activity consumed approximately $7.7 million in net cash.

Business Outlook
Management provided the following financial guidance. For the third fiscal quarter ending March 31, 2005, the company expects:

•	Net revenue in the range of $155 to $165 million; and

•	Non-GAAP loss per share of approximately two cents.

This outlook excludes items which, depending upon actual results, may be required by GAAP, such as restructuring and related costs, acquisition related costs, amortization of purchased intangibles, reductions of goodwill and other long-lived assets, and gains and losses on investments, the likelihood and amount of which are uncertain at this time.

Conference Call
The Company will discuss these results and other related matters at 2:00 p.m. Pacific Time on January 26, 2005 in a live webcast, which will also be archived for replay on the Company’s website at www.jdsu.com/investors. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov shortly after it becomes public.

About JDS Uniphase
JDS Uniphase Corporation designs and manufactures products for markets where its core optics technologies provide innovative solutions for industrial, commercial and consumer applications. The Company offers components, modules and subsystems for data communications, telecommunications and cable television, display, product and document authentication,

JDS Uniphase Corporation

medical/environmental instrumentation, decorative, aerospace and defense applications. More information is available at www.jdsu.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include: (i) any anticipation or guidance as to future financial performance, including expected revenue levels and non-GAAP earnings per share projections; and (ii) the Company’s beliefs regarding the purpose, usefulness and efficacy of non-GAAP results and the measures and items the Company includes in the same, as well as any benefits to investors the Company believes its non-GAAP measures provide. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including, without limitation, the following: (i) the Company’s ongoing cost improvement efforts may not be successful in achieving their expected benefits (including, among other things, gross margin and other profitability improvements), due to, among other things, shifts in product mix, selling price pressures, costs related to product transfers to lower cost manufacturing locations, and execution concerns; (ii) the Company’s ability to predict financial performance for future periods continues to be difficult; and (iii) ongoing efforts to design and introduce products that meet customers’ future needs and to manufacture such products at competitive costs, and with acceptable quality and profitability, may not be successful.

For more information on these and other risks affecting the Company’s business, please refer to the “Risk Factors” section included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 filed with the Securities and Exchange Commission. The forward-looking statements contained in this news release are made as of the date hereof and the Company does not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

Contact Information:
Investors: Ms. Jacquie Ross, Director of Investor Relations, 408-546-4445,
jacquie.ross@jdsu.com

JDS Uniphase Corporation

Press: Mr. Gerald Gottheil, Director of Corporate Marketing and Communications, 408-546-4400, gerald.gottheil@jdsu.com

-SELECTED FINANCIAL DATA FOLLOWS-

JDS Uniphase Corporation

JDS UNIPHASE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per-share data)
(unaudited)

	Three Months Ended		Six Months Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
Net revenue	$180.5	$152.6	$375.0	$300.0
Cost of sales	150.7	120.5	302.3	236.1

Gross profit	29.8	32.1	72.7	63.9
Operating expenses:
Research and development	24.4	24.1	48.9	48.8
Selling, general and administrative	43.5	34.6	80.7	75.6
Amortization of other intangibles	4.8	3.9	9.5	7.8
Reduction of other long-lived assets	—	38.4	4.5	43.3
Restructuring charges	3.8	9.4	9.1	5.8

Total operating expenses	76.5	110.4	152.7	181.3

Loss from operations	(46.7)	(78.3)	(80.0)	(117.4)
Interest and other income, net	5.3	8.5	8.0	11.4
Gain on sale of investments	2.0	19.6	2.3	20.2
Reduction in fair value of investments	(2.7)	(1.1)	(5.0)	(2.3)
Loss on equity method investments	(0.8)	(4.7)	(3.7)	(5.9)

Loss before income taxes	(42.9)	(56.0)	(78.4)	(94.0)
Income tax expense (benefit)	0.6	2.5	1.1	(10.4)

Loss before cumulative effect of an accounting change	(43.5)	(58.5)	(79.5)	(83.6)
Cumulative effect of an accounting change	—	—	—	(2.9)

Net loss	$(43.5)	$(58.5)	$(79.5)	$(86.5)

Net loss per share — basic and diluted	$(0.03)	$(0.04)	$(0.06)	$(0.06)

Shares used in per-share calculation - basic and diluted	1,444.1	1,435.0	1,443.9	1,434.7

JDS Uniphase Corporation

JDS UNIPHASE CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	December 31,	June 30,
	2004	2004
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$314.2	$327.5
Short-term investments	1,102.2	1,221.2
Accounts receivable, less allowance for doubtful accounts of $12.5 at September 30, 2004 and $11.8 at June 30, 2004	113.6	112.7
Inventories	121.4	125.0
Refundable income taxes	5.8	5.8
Other current assets	81.3	59.5

Total current assets	1,738.5	1,851.7
Property, plant and equipment, net	171.8	195.6
Deferred income taxes	6.1	12.0
Goodwill	214.4	204.8
Other intangibles, net	78.3	81.4
Long-term investments	42.3	42.4
Other assets	4.3	4.3

Total assets	$2,255.7	$2,392.2

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$72.3	$74.1
Accrued payroll and related expenses	35.4	38.4
Income taxes payable	31.8	33.5
Deferred income taxes	6.1	12.0
Restructuring accrual	53.5	84.2
Warranty accrual	18.1	25.1
Other current liabilities	77.7	80.7

Total current liabilities	294.9	348.0
Long-term debt	465.9	464.7
Other non-current liabilities	8.2	8.4
Commitments and contingencies Stockholders’ equity:
Preferred stock	—	—
Common stock	1.4	1.4
Additional paid-in capital	68,585.5	68,577.1
Accumulated deficit	(67,091.5)	(67,012.0)
Accumulated other comprehensive income	(8.7)	4.6

Total stockholders’ equity	1,486.7	1,571.1

Total liabilities and stockholders’ equity	$2,255.7	$2,392.2

JDS Uniphase Corporation

JDS UNIPHASE CORPORATION
REPORTABLE SEGMENT INFORMATION
(in millions)
(unaudited)

	Three Months Ended		Six Months Ended
	December 31	December 31	December 31	December 31
	2004	2003	2004	2003
Communications Products Group:
Net revenue	$106.7	$77.8	$212.8	$152.1
Intersegment revenue	—	—	—	—

Net revenue from external customers	106.7	77.8	212.8	152.1
Operating loss	(14.5)	(9.4)	(24.8)	(20.2)
Commercial and Consumer Products Group:
Net revenue	73.8	75.9	162.2	149.9
Intersegment revenue	—	(1.1)	—	(2.0)

Net revenue from external customers	73.8	74.8	162.2	147.9
Operating income	4.1	11.5	18.4	20.5
Net revenue by reportable segments	180.5	152.6	375.0	300.0
Operating income (loss) by reportable segments	(10.4)	2.1	(6.4)	0.3
All other operating (loss)	(25.4)	(27.5)	(45.7)	(55.0)
Unallocated amounts:
Acquisition-related charges and amortization of intangibles	(4.8)	(4.5)	(9.5)	(9.6)
Reduction of other long-lived assets	—	(38.4)	(4.5)	(43.3)
Restructuring charges	(3.8)	(9.4)	(9.1)	(5.9)
Other realignment charges	(2.3)	(0.6)	(4.8)	(4.0)
Interest and other income, net	5.3	8.5	8.0	11.4
Gain on sale of investments	2.0	19.6	2.3	20.3
Reduction in fair value of investments	(2.7)	(1.1)	(5.0)	(2.3)
Loss on equity method investments	(0.8)	(4.7)	(3.7)	(5.9)

Loss before income taxes and cumulative effect of an accounting change	$(42.9)	$(56.0)	$(78.4)	$(94.0)

JDS Uniphase Corporation

JDS UNIPHASE CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per-share data)
(unaudited)

	Three Months Ended December 31, 2004
	As Reported	Reconciling
	GAAP	Items*		Non-GAAP*
Net revenue	$180.5	$—		$180.5
Cost of sales	150.7	(0.5	)(a)	150.2

Gross profit	29.8	0.5		30.3
Operating expenses:
Research and development	24.4	(0.4	)(b)	24.0
Selling, general and administrative	43.5	(1.4	)(c)	42.1
Amortization of other intangibles	4.8	(4.8	)(d)	—
Restructuring charges	3.8	(3.8	)(f)	—

Total operating expenses	76.5	(10.4)		66.1

Loss from operations	(46.7)	10.9		(35.8)
Interest and other income, net	5.3	—		5.3
Gain on sale of investments	2.0	(2.0	)(g)	—
Reduction in fair value of investments	(2.7)	2.7	(h)	—
Loss on equity method investments	(0.8)	0.8	(i)	—

Loss before income taxes	(42.9)	12.4		(30.5)
Income tax expense	0.6	—		0.6

Net loss	$(43.5)	$12.4		$(31.1)

Net loss per share — basic and diluted	$(0.03)			$(0.02)

Shares used in per-share calculation — basic and diluted	1,444.1			1,444.1

	Three Months Ended December 31, 2003
	As Reported	Reconciling
	GAAP	Items*		Non-GAAP*
Net revenue	$152.6	$—		$152.6
Cost of sales	120.5	(1.3	)(a)	119.2

Gross profit	32.1	1.3		33.4
Operating expenses:
Research and development	24.1	(0.3	)(b)	23.8
Selling, general and administrative	34.6	0.3	(c)	34.9
Amortization of other intangibles	3.9	(3.9	)(d)	—
Reduction of other long-lived assets	38.4	(38.4	)(e)	—
Restructuring charges	9.4	(9.4	)(f)	—

Total operating expenses	110.4	(51.7)		58.7

Loss from operations	(78.3)	53.0		(25.3)
Interest and other income, net	8.5	—		8.5
Gain on sale of investments	19.6	(19.6	)(g)	—
Reduction in fair value of investments	(1.1)	1.1	(h)	—
Loss on equity method investments	(4.7)	4.7	(i)	—

Loss before income taxes and cumulative effect of an accounting change	(56.0)	39.2		(16.8)
Income tax expense	2.5	—		2.5

Net loss	$(58.5)	$39.2		$(19.3)

Net loss per share — basic and diluted	$(0.04)			$(0.01)

Shares used in per-share calculation — basic and diluted	1,435.0			1,435.0

*	The above non-GAAP results exclude the following items which are included in the Company’s Statement of Operations when presented in accordance with generally accepted accounting principles (GAAP):

(a)	Cost of goods sold related to realignment events

(b)	Costs of research and development related to realignment events

(c)	Costs of selling, general and administrative related to realignment events

(d)	Amortization of intangibles from acquisitions

(e)	Adjustment to the carrying value of the Company’s assets held for sale

(f)	Restructuring expense primarily due to severance and lease costs

(g)	Gain on sale of available for sale investments

(h)	Reduction in the fair value of cost basis investments

(i)	Loss on equity method investments, primarily due to the Company’s share of losses in equity investments

JDS Uniphase Corporation

JDS UNIPHASE CORPORATION
NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per-share data)
(unaudited)

	Six Months Ended December 31, 2004
	As Reported	Reconciling
	GAAP	Items*		Non-GAAP*
Net revenue	$375.0	$—		$375.0
Cost of sales	302.3	(1.8	)(a)	300.5

Gross profit	72.7	1.8		74.5
Operating expenses:
Research and development	48.9	(0.4	)(b)	48.5
Selling, general and administrative	80.7	(2.6	)(c)	78.1
Amortization of other intangibles	9.5	(9.5	)(d)	—
Reduction of other long-lived assets	4.5	(4.5	)(e)	—
Restructuring charges	9.1	(9.1	)(f)	—

Total operating expenses	152.7	(26.1)		126.6

Loss from operations	(80.0)	27.9		(52.1)
Interest and other income, net	8.0	—		8.0
Gain on sale of investments	2.3	(2.3	)(g)	—
Reduction in fair value of investments	(5.0)	5.0	(h)	—
Loss on equity method investments	(3.7)	3.7	(i)	—

Loss before income taxes	(78.4)	34.3		(44.1)
Income tax expense	1.1	—		1.1

Net loss	$(79.5)	$34.3		$(45.2)

Net loss per share — basic and diluted	$(0.06)			$(0.03)

Shares used in per-share calculation — basic and diluted	1,443.9			1,443.9

	Six Months Ended December 31, 2003
	As Reported	Reconciling
	GAAP	Items*		Non-GAAP*
Net revenue	$300.0	$—		$300.0
Cost of sales	236.1	(2.5	)(a)	233.6

Gross profit	63.9	2.5		66.4
Total operating expenses
Research and development	48.8	(0.9	)(b)	47.9
Selling, general and administrative	75.6	(2.5	)(c)	73.1
Amortization of other intangibles	7.8	(7.8	)(d)	—
Reduction of goodwill and other long-lived assets	43.3	(43.3	)(e)	—
Restructuring charges	5.8	(5.8	)(f)	—

Total operating expenses	181.3	(60.3)		121.0

Loss from operations	(117.4)	62.8		(54.6)
Interest and other income, net	11.4	—		11.4
Gain on sale of investments	20.2	(20.2	)(g)	—
Reduction in fair value of investments	(2.3)	2.3	(h)	—
Loss on equity method investments	(5.9)	5.9	(i)	—

Loss before income taxes	(94.0)	50.8		(43.2)
Income tax expense (benefit)	(10.4)	—		(10.4)

Loss before cumulative effect of an accounting change	$(83.6)	$50.8		$(32.8)
Cumulative effect of an accounting change	(2.9)	2.9	(j)	$—

Net loss	(86.5)	53.7		(32.8)

Net loss per share — basic and diluted	(0.06)			(0.02)

Shares used in per-share calculation — basic and diluted	1,434.7			1,434.7

*	The above non-GAAP results exclude the following items which are included in the Company’s Statement of Operations when presented in accordance with generally accepted accounting principles (GAAP):

(a)	Cost of goods sold related to realignment events

(b)	Costs of research and development related to realignment events

(c)	Costs of selling, general and administrative related to realignment events

(d)	Amortization of intangibles from acquisitions

(e)	Adjustment to the carrying value of the Company’s assets held for sale

(f)	Restructuring expense primarily due to severance and lease costs

(g)	Gain on sale of available for sale investments

(h)	Reduction in the fair value of cost basis investments

(i)	Loss on equity method investments, primarily due to the Company’s share of losses in equity investments

(j)	Cumulative depreciation on assets under a synthetic lease agreement — assets purchased by JDSU on September 16, 2003

JDS Uniphase Corporation

ADDITIONAL SELECTED FINANCIAL INFORMATION
Following is a reconciliation of non-GAAP loss from operations to non-GAAP EBITDA
(in millions)
(unaudited)

	Three Months Ended
	December 31, 2004	September 30, 2004	December 31, 2003
Non-GAAP loss from operations	$(35.8)	$(16.3)	$(25.3)
Add back depreciation expense	10.1	10.4	10.6

Non-GAAP EBITDA	$(25.7)	$(5.9)	$(14.7)